Catalyst Biosciences © Catalyst Biosciences ARDS summit, July 13th 2021 Complement System in ARDS Natacha Le Moan Exhibit 99.1

Target the complement cascade to maximize the success of your ARDS therapeutic © Catalyst Biosciences ARDS: unmet need after half a century of research Complement involvement in ARDS Challenges in developing complement therapeutics for ARDS patients Translational research at Catalyst Biosciences: “CFB degraders” Shifting the paradigm of preclinical models

Acute Respiratory Distress Syndrome (ARDS)

A potentially fatal respiratory condition with serious lung injuries



Healthy
ARDS
fluid

- **~200k cases** annually in the United States
- **~40-50%** of hospital mortality, majority of deaths occurring within the first few weeks of disease onset
- **~10%** of ARDS patients will need permanent renal replacement therapy
- **~10%** of intensive care unit admissions worldwide
- Significant burden on healthcare resources with an estimated cost of **$20 billion** every year in the US

Toner et al. Critical Care (2015)

© Catalyst Biosciences

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Acute Respiratory Distress Syndrome (ARDS)

A potentially fatal respiratory condition with serious lung injuries

Major risk factors

- Sepsis
- Pneumonia
- Trauma injury
- COVID-19

Treatment focused on general supportive care

+ mechanical ventilation
+ supplemental oxygen
+ fluid management
+ positive expiratory pressure (PEEP) to help push the fluid out of air sacs
+ Medication to manage symptoms (antibiotics, corticosteroids, diuretics…)

Multiple pharmacotherapies evaluated but no clear benefit

Corticosteroids, Surfactants, β2-adrenergic agonists, Prostaglandin E1, Activated protein C, Antioxidants (NAC), Omega-3, Ketoconazole, Recombinant hFVIIa, GMCSF, Statins, Interferon beta, Vitamin C…

© Catalyst Biosciences

Pham et al.. American Journal of Respiratory and Critical Care Medicine (2017)

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Target the complement cascade to maximize the success of your ARDS therapeutic © Catalyst Biosciences ARDS: unmet need after half a century of research Complement involvement in ARDS Challenges in developing complement therapeutics for ARDS patients Translational research at Catalyst Biosciences: “CFB degraders” Shifting the paradigm of preclinical models

Complement system activation – a pathogenic factor in ARDS

Complement inhibitors decrease lung inflammation in COVID-19 patients with ARDS

+ **Complement inhibition in COVID-19 patients with ARDS**: decrease systemic inflammation (AMY-101, IFX-1) recovery after severe ARDS cases (Eculizumab) and improved clinical inflammation indicators and recovery (Narsoplimab)[1].
+ **Serum/plasma**: upregulation of both the classical complement pathway (C1R, C1S, and C8A), the alternative pathway CFB, the complement modulators CFI and CFH, the MAC proteins such as sC5b-9, C5, C6, and the anaphylatoxins C5a and C3a[1].
+ **Lung tissue**: upregulation of complement proteins (MBL, MASP2, C4a, C4d, C3, and MAC C5b-9) seen in post-mortem lung tissues from COVID-19 patients[2, 3].



Classical
Lectin
Alternative
antigen-antibody complex
carbohydrate
Endotoxin, bacterial cell walls
Narsoplimab
MBL-MASP
C1qrs
C3
C4
C2
Factor D& B
AMY-101
C4b 2a
C3bBb
C3
C4b 2a 3b
C3bBb 3b
Eculizumab
Ravulizumab
C5
C5a/C5aR
BDB-001
IFX-1
C9
MAC formation

[1] *Li et al.. Medical Microbiology and Immunology (2021)*
[2] *Magro C et al. Transl Res (2020)*
[3] *Ting Gao et al medRxiv (2020)*

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Complement system activation in ARDS patients Conflicting observations due to heterogenous population and measurement methods © Catalyst Biosciences Lower C3 in patients with severe ARDS associated with death1 No changes in C5a/C3b patients under invasive ventilation3 Clarify complement role with the identification of patient subpopulations based on: ARDS severity Inflammatory markers such as anaphylatoxins Supportive care choice Standardized methods to measure complement components Higher C3a in trauma patients predisposed to ARDS2 1 Song et al. BMC Pulmonary Medicine (2020) 2 Zilow et al. Clin. exp. Immunol. (1990) 3 De Beer et al. Intensive Care Medicine Experimental (2020) Total Mild Moderate Severe # Patients 201 31 61 109 C3 5.62 ± 1.78 12.27 ± 1.83 7.13 ± 3.14 0.84 ± 0.33 C4 1.33 ± 0.58 0.25 ± 0.13 0.24 ± 0.11 2.25 ± 0.95

Target the complement cascade to maximize the success of your ARDS therapeutic © Catalyst Biosciences ARDS: unmet need after half a century of research Complement involvement in ARDS Challenges in developing complement therapeutics for ARDS patients Translational research at Catalyst Biosciences: “CFB degraders” Shifting the paradigm of preclinical models

ARDS treatments – a double edge sword

Therapeutic interventions to stabilize patients lead to dysregulated complement

Early therapeutic approaches driving complement dysregulation[1]

TRAUMA

Scene → ER → OR → ICU	Pathophysiology	Complement
Intubation/ventilation	ROS	Activation
Volume resuscitation	Hyperdilution	Depletion
Transfusion of blood products	Feed in of complement	Anaphylatoxins
Instrumentation/monitoring	Artificial surfaces	Activation
Tranexamic acid	Plasmin inhibition	Activation, C5a↓↑
Surgical damage control	Additional tissue injury	Activation, depletion
Osteosynthesis	Artificial surfaces	Activation
Haemodialysis/ECMO	Artificial surfaces	Activation, depletion

Potential complement responses after trauma[2]



TRAUMA
HS
SEPSIS
Excessive activation
Activation
Baseline
Depletion
Death
PICS
Recovery



- Which complement target?
- When to start treatment?
- How long to keep treating?
- Which patients?
- Which biomarkers to use?

[1] *Huber-Lang et al. Br J Pharmacol. (2021)*
[2] *Karasu et al. Front Immunol (2019)*

© Catalyst Biosciences

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Challenges in ARDS therapeutics targeting complement Early recognition of severe ARDS is key for optimal treatment strategy © Catalyst Biosciences Ratano & Fan. Respiratory Care (2020) Potential interventions for management of ARDS Improve clinical understanding of ARDS Identify “treatment responders” Develop specific tools to diagnose severe ARDS Dedicate specialized teams/protocols for patients with severe ARDS Identify failure of the initial treatment strategy in early management Identify surrogate endpoints in addition to mortality Develop “new” animal models

Target the complement cascade to maximize the success of your ARDS therapeutic © Catalyst Biosciences ARDS: unmet need after half a century of research Complement involvement in ARDS Challenges in developing complement therapeutics for ARDS patients Translational research at Catalyst Biosciences: “CFB degraders” Shifting the paradigm of preclinical models

Develop animal models “as clinically relevant as possible” Not such a basic concept in ARDS © Catalyst Biosciences Interspecies differences: Lung anatomy Innate and adaptive immune responses Histopathological hallmarks of lung damage Paradigm of ARDS animal models: Lack of co-interventions and organ support Lack of pre-existing lung injury Pretreatment or peri-injury therapeutic approaches Lack of translatable endpoints Heterogenous clinical population Difficult patient stratification No ARDS specific biomarker for diagnosis Unclear timing of treatment vs clinical evolution of ARDS Challenges in trial designs (sample size, blinded, endpoints…) Translational challenges Clinical situation

Toward a paradigm shift in ARDS preclinical models Similarities between stroke and ARDS translational research © Catalyst Biosciences Multiple models and species including large ones Comparison with SoC Aged animals with co-morbid conditions Delayed therapeutic treatment & late endpoints Randomized & blinded Preclinical recommendations in Stroke (STAIR) Preclinical progress in ARDS models Multiple models: ‘high throughput’ model (LPS) & by ‘clinically relevant’ models (two-hits) Large animal models with imaging, long-term endpoints, co-interventions and organ support Comparison with failed therapeutics to benchmark new drug Avoid pretreatment or peri-injury approaches to prove benefit

Genetic depletion of complement components in animal models

Not all pathologies will benefit equally from complement depletion

Genotype	Mouse model	Conclusions [1, 2, 3, 4]	Benefit
WT	SARS-CoV infection	Elevated C3 activation products	-
C3 $^{-/-}$	SARS-CoV infection	Partial reduction of respiratory dysfunction, immune cell infiltrations and cytokine response	+
CFB $^{-/-}$	SARS-CoV infection	Lower weight loss	+
C4 $^{-/-}$	SARS-CoV infection	Lower weight loss	+
MASP2 $^{-/-}$	S. pneumoniae infection	Increase mortality rate	-
C1q $^{-/-}$	S. pneumoniae infection	Increase mortality rate	-
C4 $^{-/-}$	S. pneumoniae infection	Increase mortality rate	-
CFB $^{-/-}$	S. pneumoniae infection	Increase mortality rate	-
C3 $^{-/-}$	S. pneumoniae infection	Increase mortality rate	-
C3 $^{-/-}$	LPS infusion	No effect	n/a
C5 $^{-/-}$	LPS infusion	No effect	n/a

- Dissect the role of complement activation products (e.g., C3a, C3b, iC3b, C3dg, C4a, C4b, iC4b) to identify therapeutic targets
- Characterize the role of cofactors (FH, FI, DAF) and receptors (C3aR, C5aR, CR1) in specific cell types and organs to guide disease-tailored complement intervention

[1] *Gralinski et al. mBio (2018)*
[2] *Ali et al. PLOS Pathogens (2012)*
[3] *Brown et al. PNAS (2002)*
[4] *Rittirsch et al. J. Immunol (2008)*

© Catalyst Biosciences

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Target the complement cascade to maximize the success of your ARDS therapeutic © Catalyst Biosciences ARDS: unmet need after half a century of research Complement involvement in ARDS Challenges in developing complement therapeutics for ARDS patients Translational research at Catalyst Biosciences: “CFB degraders” Shifting the paradigm of preclinical models

Gold standard assay to evaluate complement therapeutics

Hemolysis assay principle

1 Serum pre-incubation

C3 and C5 convertase formation drives C5b accumulation



H_2O (tickover)
C3a
C3
C3b
FB
FD
Ba
Bb
C3b
C3 Convertase
C3
C3 Convertase
C3b
Bb
C3b
C5 Convertase
C3a
C3a
C3b
C5
C5 Convertase
C5a
C5b

2 Add serum to RBC

Accumulated components drive C5b-C9 membrane attack complex (MAC) formation



RABBIT ERYTHROCYTE
RABBIT ERYTHROCYTE

Rabbit red blood cells express rabbit complement cofactors and receptors

3 RBC lysis

Measure released hemoglobin



No lysis ✓

© Catalyst Biosciences

Blom et al. Clinical and Experimental Immunology (2014)

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Comparison of CFB degrader vs LNP023 in two hemolysis assays © Catalyst Biosciences Standard and modified alternate pathway hemolysis assays Standard AP Hemolysis Assay (10 min) In an acute setting, LNP023 potency in hemolysis assay is comparable to literature findings1 1 Schubart et al. PNAS (2019)

Standard and modified alternate pathway hemolysis assays

Comparison of CFB degrader vs LNP023 in two hemolysis assays

Standard AP Hemolysis Assay (10 min)



LNP023
FB Degrader
% Hemolysis
100
50
0
-8
-7
-6
-5
uM
IC50 = 0.92 µM
IC50 = 0.027 µM
log10[drug] (M)

~16-fold increase in **CFB**

+ increase incubation time

"Modified" AP Hemolysis Assay (180 min)



FB Degrader
LNP023
% Hemolysis
100
50
0
-8
-7
-6
-5
uM
IC50 = 0.27 µM
IC50 = 2.6 µM
log10[drug] (M)



C5b9 accumulation
Drug : CFB ratio

- **LNP023 potency is markedly reduced from 10 to 180 minutes due to 16-fold increase in target (Bb)**
- **FB degrader potency is independent of target concentration and incubation duration**

© Catalyst Biosciences

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Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with small molecules © Catalyst Biosciences Requires high concentrations & frequent dosing LNP023: Small molecules 3uM 1.5 uM CFB target (180 min) 1 uM 0.33 uM 0.11 uM Therapeutic target neutralization Hemolysis inhibition when LNP023 is 2-fold higher than CFB target

Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with small molecules © Catalyst Biosciences Efficient regulation at low concentrations of therapeutic protease CFB degrader: Therapeutic target neutralization Protease therapeutics 3uM 1.5 uM CFB target (180 min) 1 uM 0.33 uM 0.11 uM Hemolysis inhibition when CFB degrader is 3-fold lower than CFB target

Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with small molecules © Catalyst Biosciences Efficient regulation at low concentrations of therapeutic protease Requires high concentrations & frequent dosing CFB degrader LNP023 Therapeutic target neutralization Protease therapeutics Small molecules Therapeutic target neutralization CFB degraders offer potential advantages over small molecules to efficiently sustain low levels of CFB over time to prevent complement activation in patients at risk of developing ARDS

Iterative translational approach to screen for complement therapeutics “High throughput” screening in acute models of complement activation © Catalyst Biosciences Mouse LPS instillation Rat microbial sepsis (cecal ligation puncture)

Mass spectrometry enables detection of complement fragments

Measure classical & alternate pathway activation with one method

Alternate pathway (Bb fragment)


H2O
(tickover)
C3a
C3
C3b
FB
FD
Ba
Bb
C3b
C3 Convertase
FD
N
Ba
Bb
C
K[+56.1]IVLDPSGSMNIY
KIVLDPSGSMNIY

Classical and lectin pathways (C4b fragment)


C4
C1 complex
C4b
C4a
C1qC1r2C1s2
N
C4a
C4b
C
N[2Me]NHNMLQEEDLIDEDDILVR
NNHNMLQEEDLIDEDDILVR

© Catalyst Biosciences

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Mass spectrometry in LPS-induced ARDS & microbial sepsis

Differences in classical & alternate pathway activation in two models

LPS instillation


*
% Released Bb
10
8
6
4
2
0
Sham
Vehicle
%C4b activation
25
20
15
10
5
0
Sham
Vehicle


FD
N
Ba
Bb
C
N
Bb
C
C1qC1r2C1s2
N
C4a
C4b
C
N
C4b
C

Microbial sepsis


***
% Released Bb
15
10
5
0
Baseline
Vehicle
***
%C4b activation
60
40
20
0
Baseline
Vehicle

Alternate pathway activation

Classical pathway activation

© Catalyst Biosciences

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CFB degraders compare well vs LNP023 CFB degraders reduce inflammation in acute rodent model of ARDS © Catalyst Biosciences #CFB degrader 325-fold lower dose vs LNP023 (molarity) Improvement of respiratory functions at 24h# Study paradigm: CFB degrader Drug level at time of dosing compared with circulating levels of the endogenous target (CFB): LNP023 is ~650-fold higher CFB degrader is 2-fold higher

Discussion points Which complement targets should be selected in the acute, sub-acute and chronic phase of ARDS? In absence of clear subpopulation within ARDS patients, which animal models may be suitable to examine the efficacy of complement therapeutics? Which complement measurements would be meaningful in ARDS models? © Catalyst Biosciences Modified from Katzenstein A: Acute lung injury patterns: diffuse alveolar damage and bronchiolitis obliterans–organizing pneumonia. In: Katzenstein A, Askin F, eds. Katzenstein and Askin’s Surgical Pathology of Non-Neoplastic Lung Disease, 3rd ed. Philadelphia: Saunders; 1997.